                                                                  EXHIBIT 10.12B


                                 AMENDMENT NO. 1


         This Amendment No. 1 dated as of January 31, 2005 (this "Amendment") is among Oil States International, Inc., a Delaware corporation (the "U.S. Borrower"), PTI Group Inc., a corporation amalgamated under the laws of the Province of Alberta (the "Canadian Borrower" and, together with the U.S. Borrower, the "Borrowers"), each of the Guarantors, the lenders party to the Credit Agreement described below (the "Lenders"), Wells Fargo Bank, N.A., as successor to Wells Fargo Bank Texas, National Association ("Wells Fargo"), as administrative agent (in such capacity, the "Administrative Agent") for the Lenders, and The Bank of Nova Scotia ("BNS"), as administrative agent (in such capacity, the "Canadian Administrative Agent") for the Canadian Lenders (as defined in Credit Agreement described below).

                                  INTRODUCTION

         A. The Borrowers, the Lenders and the Agents are parties to the Credit Agreement dated as of October 30, 2003 (the "Credit Agreement").

         B. The Borrower has requested that the Lenders agree to (1) increase the Total U.S. Commitments to $280,000,000, (2) extend the Maturity Date from October 30, 2007 to January 31, 2010 and (3) make certain other amendments to the Credit Agreement.

         THEREFORE, the Borrower, the Agents and the Lenders hereby agree as follows:

         Section 1. Definitions. Unless otherwise defined in this Amendment, terms used in this Amendment that are defined in the Credit Agreement shall have the meanings assigned to such terms in the Credit Agreement.

         Section 2. Amendments. The Credit Agreement shall be amended as follows:

         (a) The second paragraph of the Credit Agreement shall be amended by replacing "U.S.$205,000,000" with "U.S.$280,000,000".

         (b) Section 1.01 of the Credit Agreement shall be amended as follows:

                  (i) the definition of "Adjusted LIBO Rate" shall be amended by replacing "1/16" with "1/100";

                  (ii) the definition of "Administrative Fee Letter" shall be amended by replacing "September 17, 2003" with "December 13, 2004";

                  (iii) the definition of "Applicable Percentage" shall be amended by replacing the table set forth therein in its entirety as follows:

                                                            ABR, Canadian Prime Rate       Commitment
        Leverage Ratio           Eurocurrency/B/A Spread    and U.S. Base Rate Spread    Fee Percentage
Category 1

   Less than 1.00 to 1.00                 0.75%                          0%                   0.20%

Category 2

   Greater than or equal to               1.00%                          0%                   0.25%
    1.00 to 1.00 but less than
    1.50 to 1.00

Category 3

   Greater than or equal to               1.25%                       0.25%                   0.30%
    1.50 to 1.00 but less than
    2.00 to 1.00

Category 4

   Greater than or equal to               1.50%                       0.50%                  0.375%
    2.00 to 1.00 but less than
    2.50 to 1.00

Category 5

   Greater than or equal to               1.75%                       0.75%                  0.375%
    2.50 to 1.00

                  (iv) the definition of "Calculation Date" shall be amended by adding (A) "or an Alternative Currency" after "Canadian dollars" in the fourth line thereof and (B) "or Letters of Credit denominated in Alternative Currencies" after "Canadian dollars" in the eighth line thereof;

                  (v) the definition of "Exchange Rate" shall be amended by adding (A) "or the Applicable Alternative Currency" after "Canadian dollars" in the second line thereof and (B) "or Alternative Currencies" after "Canadian dollars" in the fourteenth line thereof;

                  (vi) the definition of "Letter of Credit" shall be amended by replacing the second sentence thereof in its entirety as follows:

         A Letter of Credit shall be a "U.S. Letter of Credit" if issued for the account of the U.S. Borrower in U.S. dollars or an Alternative Currency, and a "Canadian Letter of Credit" if issued for the account of the Canadian Borrower in Canadian dollars.

                  (vii) the definition of "Maturity Date" shall be amended in its entirety to mean "January 31, 2010";

                  (viii) the definition of "Mortgaged Properties" shall be amended in its entirety to read as follows:

                           "Mortgaged Properties" shall mean the owned real
                  properties of the Loan Parties specified on Schedule 1.01(d).

                  (ix) the definition of "Mortgages" shall be amended in its entirety to read as follows:

                           "Mortgages" shall mean the mortgages, deeds of trust,
                  debentures and other security documents delivered pursuant to clause (i) of Section 4.02(m).

                  (x) the definition of "U.S. Credit Exposure" is amended by adding "the U.S. Dollar Equivalent of" before "the aggregate amount at such time of such U.S. Lender's U.S. L/C Exposure" in the third line thereof;

                  (xi) the definition of "U.S. Dollar Equivalent" is amended by adding "or an Alternative Currency" after "Canadian dollars" in the second line thereof;

                  (xii) the definition of "U.S. L/C Exposure" is amended by adding (A) "the U.S. Dollar Equivalent of" before "the aggregate undrawn amount of all outstanding U.S. Letters of Credit at such time" in subsection (a) thereof and (B) "the U.S. Dollar Equivalent of" before "the aggregate principal amount of all L/C Disbursements in respect of U.S. Letters of Credit" in subsection (b) thereof;

                  (xiii) the definition of "Wells Fargo" shall be amended to mean "Wells Fargo Bank, N.A.";

                  (xiv) the definitions of "Debt Service Coverage Ratio", "Incremental Assumption Agreement", "Incremental Commitment", "Incremental Commitment Amount", "Incremental Lender" and "Maintenance Capital Expenditures" shall be deleted; and

                  (xv) the following new definitions shall be added in alphabetical order:

                           "Alternative Currency" means each of Euro, Pounds Sterling, Japanese Yen, Singapore Dollar, Australian Dollar, Hong Kong Dollar and each other currency (other than U.S. dollars or Canadian dollars) that is approved in accordance with Section 1.06.

                           "Interest Coverage Ratio" for any period shall mean the ratio of (a) Consolidated EBITDA for such period to (b) Consolidated Interest Expense for the U.S. Borrower and the Subsidiaries for such period. Solely for purposes of this definition, if, at any time the Interest Coverage Ratio is being determined, either Borrower or any Subsidiary shall have completed a Permitted Acquisition or Asset Sale since the beginning of the relevant four fiscal quarter period, the Interest Coverage Ratio shall be determined on a pro forma basis (using the criteria therefor described in Section 6.04(i)) as if such Permitted Acquisition or Asset Sale, and any related incurrence or repayment of Indebtedness, had occurred at the beginning of such period.

                           "Tangible Net Worth" shall mean, at any time, Consolidated Net Worth at such time less assets that are considered to be intangible assets under GAAP, including customer lists, goodwill, computer software, copyrights, trade names, trademarks, patents, franchises, licenses, unamortized deferred charges, unamortized debt discount and capitalized research and development costs.

         (c) Section 1.05 shall be amended by adding "or any other Alternative Currency" at the end thereof.

         (d) A new Section 1.06 shall be added as follows:

                  SECTION 1.06. ADDITIONAL ALTERNATIVE CURRENCIES. The Borrowers may from time to time request that Letters of Credit be issued in a currency other than those specifically listed in the definition of "Alternative Currency;" provided that such requested currency is a lawful currency that is readily available and freely transferable and convertible into U.S. dollars. Such request shall be subject to the approval of the Administrative Agent and the Applicable Issuing Bank. Any such request shall be made to the Administrative Agent not later than 11:00 a.m., ten Business Days prior to the date of the requested Letter of Credit (or such other time or date as may be agreed by the Administrative Agent and the Applicable Issuing Bank, in its or their sole discretion). The Administrative Agent shall promptly notify the Applicable Issuing Bank thereof. The Applicable Issuing Bank shall notify the Administrative Agent, not later than 11:00 a.m., five Business Days after receipt of such request whether it consents, in its sole discretion, to the issuance of Letters of Credit, as the case may be, in such requested currency. Any failure by the Applicable Issuing Bank to respond to such request within the time period specified in the preceding sentence shall be deemed to be a refusal by such Issuing Bank to issue the requested Letters of Credit in such requested currency at that time. If the Administrative Agent and the Applicable Issuing Bank consent to the issuance of Letters of Credit in such requested currency, the Administrative Agent shall so notify the Borrowers and such currency shall thereupon be deemed for all purposes to be an Alternative Currency hereunder for purposes of any Letter of Credit issuances. If the Administrative Agent shall fail to obtain consent to any request for an additional currency under this Section 1.06, the Administrative Agent shall promptly so notify the Borrowers.

         (e) Section 2.09(d) shall be deleted in its entirety.

         (f) Section 2.20(a) shall be amended by deleting subsection (iv) thereof and replacing it in its entirety with "(iv) [intentionally omitted]";

         (g) Section 2.21 shall be amended as follows:

                  (i) Subsection (a) thereof shall be amended by adding "denominated in U.S. dollars, Canadian dollars, or in one or more Alternative Currencies" after "Letter of Credit" in the second line thereof;

                  (ii) The first sentence of subsection (b) thereof shall be replaced in its entirety as follows:

         In order to request the issuance of a Letter of Credit denominated in dollars, Canadian dollars or an Alternative Currency (or to amend, renew or extend an existing Letter of Credit issued in dollars, Canadian dollars or an Alternative Currency), the applicable Borrower shall hand deliver or fax to the Applicable Issuing Bank and the Administrative Agent (reasonably in advance of the requested date of issuance, amendment, renewal or extension) a notice requesting the issuance of a Letter of Credit, or identifying the Letter of Credit to be amended, renewed or extended, the date of issuance, amendment, renewal or extension, the date on which such Letter of Credit is to expire (which shall comply with paragraph (c) below), the amount and currency of such Letter of Credit, the name and address of the beneficiary thereof and such other information as shall be necessary to prepare such Letter of Credit. In order to request the issuance of a Letter of Credit in a currency other than those specifically listed in the definition of "Alternative Currency", the applicable Borrower shall follow the procedures set forth in Section 1.06 hereof.

                  (iii) Subsection (c) thereof shall be amended in its entirety as follows:

                           (c) Expiration Date. Each Letter of Credit shall have
                  an expiration date not later than the earlier of three years after the date of the issuance of such Letter of Credit and the date that is 12 months after the Maturity Date; provided that 90 days prior to the Maturity Date the Borrowers shall deposit in an account with the U.S. Collateral Agent or the Canadian Collateral Agent, as the case may be, for the benefit of the U.S. Lenders or Canadian Lenders, as the case may be, an amount in cash equal to at least 105% of the U.S. L/C Exposure or the Canadian L/C Exposure, respectively, as of such date. Such deposit shall be held by the U.S. Collateral Agent or the Canadian Collateral Agent, as the case may be, as collateral for the payment and performance of the Obligations. Such Collateral Agent shall have exclusive dominion and control, including the exclusive right of withdrawal, over such account. Other than any interest earned on the investment of such deposits in Permitted Investments, which investments shall be made at the option and sole discretion of such Collateral Agent, such deposits shall not bear interest. Interest or profits, if any, on such investments shall accumulate in such account. Moneys in such account shall (i) automatically be applied by the Applicable Administrative Agent to reimburse the Applicable Issuing Bank for L/C Disbursements for which it has not been reimbursed, (ii) be held for the satisfaction of the reimbursement obligations of the applicable Borrower for the U.S. L/C Exposure or the Canadian L/C Exposure, as applicable, at such time, (iii) if the maturity of the Loans has been accelerated, be applied to satisfy the Obligations and (iv) provided that no Event of Default has occurred and is continuing, be released to the Borrowers to the extent that the funds on deposit exceed 105% of the U.S. L/C Exposure or the Canadian L/C Exposure, respectively.

         (h) Section 2.23 is deleted in its entirety;

         (i) Section 3.23 is deleted in its entirety;

         (j) Section 5.04(c) is deleted in its entirety and replaced with "[Intentionally omitted]";

         (k) Section 5.04(f) is deleted in its entirety and replaced with "[Intentionally omitted]";

         (l) Section 5.09 is amended by (i) replacing each occurrence therein of "including real and other properties" with "including properties other than real properties" and (ii) deleting the second to last sentence thereof;

         (m) Section 6.01 shall be amended as follows:

                  (i) Subsection (j) thereof shall be amended by replacing "10% of the U.S. Borrower's Consolidated Net Worth calculated on the date of incurrence as of the most recent fiscal quarter for which financial statements are available" with "$200,000,000"; and

                  (ii) Subsection (k) thereof shall be amended by replacing "5%" with "10%";

         (n) Section 6.02(m) shall be amended by replacing "U.S.$2,500,000" with "U.S.$20,000,000";

         (o) Section 6.04 shall be amended as follows:

                  (i) Subsection (i) thereof shall be amended by replacing (A) "2.0 to 1.0" with "2.5 to 1.0" and (B) "10%" with "15%"; and

                  (ii) Subsection (l) thereof shall be amended by replacing "U.S.$10,000,000" with "the greater of (i) U.S.$50,000,000 at any time outstanding or (ii) 15% of the U.S. Borrower's Tangible Net Worth calculated on the date of such investment, loan or advance as of the most recent fiscal quarter for which financial statements are available";

         (p) Section 6.05(b) shall be amended by replacing "5%" with "10%";

         (q) Section 6.06(a)(iii) shall be amended in its entirety as follows:

                  (iii) so long as no Event of Default or Default shall have occurred and be continuing or result therefrom and so long as U.S.$10,000,000 of the Total

                  Commitment is unused and available, the U.S. Borrower and, with respect to the Exchangeable Shares, PTI Holdco (with funds advanced by the U.S. Borrower) may (A) if the Leverage Ratio is less than 2.5 to 1.0 both before and after giving pro forma effect to such Restricted Payment, make Restricted Payments in any amount; (B) if the Leverage Ratio is greater than or equal to 2.5 to 1.0 both before and after giving pro forma effect to such Restricted Payment, make Restricted Payments in an aggregate amount of the excess of (x) U.S.$20,000,000 over (y) the aggregate amount expended to prepay, purchase or otherwise retire or acquire for value Subordinated Indebtedness prior to the stated maturity thereof (the "Permitted Amount"); and (C) if the Leverage Ratio is less than 2.5 to 1.0 before but greater than or equal to 2.5 to 1.0 after giving pro forma effect to such Restricted Payment, then to the extent that such Restricted Payment results in the Leverage Ratio being greater than or equal to
                  2.5 to 1.0, make Restricted Payments in an aggregate amount of the Permitted Amount until the Leverage Ratio is less than 2.5 to 1.0 as of the end of any fiscal quarter, and thereafter subsection (A) above shall apply.

         (r) Section 6.10 shall be amended in its entirety as follows:

                  SECTION 6.10. INTEREST COVERAGE RATIO. Permit the Interest Coverage Ratio for any period of four consecutive fiscal quarters of the U.S. Borrower, in each case taken as one accounting period, to be less than 3.0 to 1.0.

         (s) Section 9.04(b) shall be amended by deleting "and" before subsection (iii) thereof and adding the following new subsection (iv):

                  and (iv) any Lender making such an assignment may assign any percentage of a Class of Loans and its Commitments related thereto without respect to the percentage assigned, if any, of any other Class of Loans and related Commitments.

         (t) A new Section 9.18 is hereby added as follows:

                  SECTION 9.18. RELEASE OF COLLATERAL. Notwithstanding anything herein or in any Loan Document to the contrary, if (a) all Commitments have expired or been terminated; (b) all Obligations except for obligations under Letters of Credit have been paid; and (c) all outstanding Letters of Credit have been cash collateralized pursuant to the terms of Section 2.21(c), then the U.S. Collateral Agent and the Canadian Collateral Agent, as the case may be, shall cause all Liens on all Collateral (except for Liens on the cash collateral posted pursuant to Section 2.21(c)) to be released.

         (u) Schedule 2.01 to the Credit Agreement shall be amended in its entirety with Schedule 2.01 attached to this Amendment.

         (v) Exhibit I to the Credit Agreement shall be amended in its entirety with Exhibit I attached to this Amendment.

         Section 3. Representations and Warranties. The Borrowers represent and warrant to the Administrative Agent and the Lenders that:

         (a) the representations and warranties set forth in Article III of the Credit Agreement and in each other Loan Document are true and correct in all material respects on and as of the date hereof with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date;

         (b) each Borrower and each other Loan Party are in compliance with all the terms and provisions set forth in the Credit Agreement and in each other Loan Document on its part to be observed or performed, and as of the date hereof, no Event of Default or Default has occurred and is continuing;

         (c) there has been no material adverse change in the business, assets, operations, condition (financial or otherwise) or prospects of the Borrowers and the Subsidiaries, taken as a whole, since December 31, 2003; and

         (d) (i) the execution, delivery, and performance of this Amendment are within the corporate power and authority of the Borrowers and have been duly authorized by appropriate proceedings, and (ii) this Amendment constitutes a legal, valid, and binding obligation of the Borrowers, enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the rights of creditors generally and general principles of equity.

         Section 4. Effectiveness. This Amendment shall become effective, and the Credit Agreement shall be amended as provided in this Amendment, upon the occurrence of the following conditions precedent:

         (a) the Agents shall have received, on behalf of themselves, the Lenders and the Issuing Banks;

                  (i) duly and validly executed originals of this Amendment to the Administrative Agent;

                  (ii) if requested by any Lender, a new promissory note or promissory notes payable to such Lender in the amount of its U.S. Commitment and/or Canadian Commitment, as applicable, and in form and substance reasonably acceptance to the Applicable Administrative Agent and the applicable Borrower;

                  (iii) a favorable written opinion of (A) Vinson & Elkins L.L.P., U.S. counsel for the Borrowers, and (B) Fraser Milner Casgrain, Canadian counsel to the Canadian Borrower, in each case (1) dated the date of this Amendment, (2) addressed to the Issuing Banks, the Administrative Agents and the Lenders, and (3) covering such matters relating to the Loan Documents as the Administrative Agent shall reasonably request;

                  (iv) a certificate as to the good standing or tax status of each Loan Party as of a recent date, from the Secretary of State or other relevant Governmental Authority of the state or jurisdiction of its organization;

                  (v) a certificate of the Secretary or Assistant Secretary of each Loan Party dated the date of this Amendment and certifying (A) that that there have been no changes to the organizational documents of such Loan Party since the Closing Date or attaching such amendments,
         (B) that attached thereto is a true and complete copy of resolutions duly adopted by the Board of Directors of such Loan Party authorizing the execution, delivery and performance of this Amendment and the other Loan Documents to which such person is a party and that such resolutions have not been modified, rescinded or amended and are in full force and effect, and (C) as to the incumbency and specimen signature of each officer executing this Amendment or any Loan Document or any other document delivered in connection herewith on behalf of such Loan Party;

                  (vi) a certificate, dated the date of this Amendment and signed by a Financial Officer of the U.S. Borrower, confirming compliance with Section 3(a), (b) and (c) of this Amendment;

                  (vii) each document (including each financing statement) required by law or reasonably requested any Collateral Agent to be filed, registered or recorded in order to create in favor of the Applicable Collateral Agent for the benefit of the Secured Parties a valid, legal and perfected first-priority security interest in and lien on the Collateral (subject to any Lien expressly permitted by Section 6.02) described in such agreement shall have been delivered to the Applicable Collateral Agent; and

                  (viii) such other documents, governmental certificates, agreements, and lien searches as any Lender or any Agent may reasonably request;

         (b) the Administrative Agent shall have received all Fees and other amounts due and payable on or prior to the date of this Amendment, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses (including, without limitation, the reasonable fees, charges and disbursements of counsel for the Administrative Agent) required to be reimbursed or paid by the Borrowers hereunder or under any other Loan Document; and

         (c) all requisite Governmental Authorities and third parties shall have approved or consented to the transactions contemplated hereby to the extent required and there shall be no litigation, governmental or judicial action, actual or threatened, that could reasonably be expected to restrain, prevent or impose burdensome conditions on the transactions contemplated hereby.

         Section 5. Reaffirmation of Guaranty and Liens.

         (a) Each Subsidiary of the U.S. Borrower that is listed on the signature pages to this Amendment (each, a "Guarantor") (i) is party to a Guarantee Agreement, guaranteeing payment of the Obligations, (ii) has reviewed the Amendment and related documents, and (iii) waives any defenses to the enforcement of its Guaranty that it may have, and agrees that according to its terms such Guarantee will continue in full force and effect to guaranty the Obligations under the

Loan Documents, as the same may be amended, supplemented, or otherwise modified, and such other amounts in accordance with the terms of such Guaranty.

         (b) The Borrowers and each Guarantor (i) are parties to certain Security Documents securing and supporting the Obligations, (ii) have reviewed the Amendment and related documents, and (iii) waives any defenses that it may have to the enforcement of the Security Documents to which they are party, and that according to their terms the Security Documents to which they are party will continue in full force and effect to secure the Obligations under the Loan Documents, as the same may be amended, supplemented, or otherwise modified, and
(iv) acknowledge, represent, and warrant that the liens and security interests created by the Security Documents are valid and subsisting and create a first priority perfected security interest subject to Liens expressly permitted by
Section 6.02 in the Collateral to secure the Obligations.

         (c) The delivery of this Amendment does not indicate or establish a requirement that any Guarantee or Security Document requires any Borrower's or any Guarantor's approval of amendments to the Credit Agreement, but has been furnished to the Agents and the Lenders as a courtesy at the Administrative Agent's request.

         Section 6. Effect on Credit Documents.

         (a) Except as amended herein, the Credit Agreement and the Loan Documents remain in full force and effect as originally executed, and nothing herein shall act as a waiver of any of the Administrative Agent's or Lenders' rights under the Loan Documents, as amended, including the waiver of any Default or Event of Default, however denominated.

         (b) This Amendment is a Loan Document for the purposes of the provisions of the other Loan Documents. Without limiting the foregoing, any breach of representations, warranties, and covenants under this Amendment may be a Default or Event of Default under other Loan Documents.

         Section 7. Choice of Law. This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of Texas.

         Section 8. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original. Delivery of an executed signature page to this Amendment by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Amendment.


         [The remainder of this page has been left blank intentionally.]

         EXECUTED to be effective as of the date first above written.

                                         BORROWER:


                                         OIL STATES INTERNATIONAL, INC.

                                         by
                                             -----------------------------------
                                             Name:  Cindy B. Taylor
                                             Title: Senior Vice President & CFO


                                         PTI GROUP INC.

                                         by
                                             -----------------------------------
                                             Name:  Mark Menard
                                             Title: CFO and Treasurer


                                         A - Z TERMINAL CORPORATION
                                         GENERAL MARINE LEASING, LLC
                                         HWC ENERGY SERVICES, INC.
                                         HWC LIMITED
                                         HYDRAULIC WELL CONTROL, LLC
                                         OIL STATES MANAGEMENT, INC.
                                         SOONER HOLDING COMPANY
                                         SOONER INC.
                                         SOONER PIPE GP, L.L.C.,
                                             By:     Sooner, Inc.
                                                     its sole member
                                         SOONER PIPE LP, L.L.C., by its Manager
                                         CAPSTAR DRILLING, L.P.
                                         CAPSTAR DRILLING GP, L.L.C.
                                             By:     HWC Energy Services, Inc.
                                                     its sole member
                                         SPECIALTY RENTAL TOOLS & Supply, L.P.
                                             By:     HWC Energy Services, Inc.
                                                     its general partner

                                         each by

                                             -----------------------------------
                                             Name:  Cindy B. Taylor
                                             Title: Senior Vice President



                        Signature Page to Amendment No. 1
                        (Oil States International, Inc.)

                                         OIL STATES SKAGIT SMATCO, LLC
                                         OIL STATES INDUSTRIES, INC.

                                         each by

                                             -----------------------------------
                                             Name:  Robert W. Hampton
                                             Title: Vice President and Assistant
                                                    Secretary


                                         CAPSTAR DRILLING LP, L.L.C.

                                         by
                                             -----------------------------------
                                             Name:  Gilbert B. Warren
                                             Title: President


                                         CROWN CAMP SERVICES, INC.
                                         PTI INTERNATIONAL INC.
                                         PTI PREMIUM CAMP SERVICES LTD.
                                         TRAVCO INDUSTRIAL HOUSING LTD.
                                         CROWN CAMP SERVICES LTD.
                                         PTI CAMP INSTALLATIONS LTD.
                                         PTI INTERNATIONAL LTD.
                                         892493 ALBERTA INC.

                                         each by

                                             -----------------------------------
                                             Name:  Mark Menard
                                             Title: Chief Financial Officer and
                                                    Treasurer



                        Signature Page to Amendment No. 1
                        (Oil States International, Inc.)

                                         WELLS FARGO BANK, N.A., as a U.S.
                                         Lender and Administrative Agent



                                         by
                                             -----------------------------------
                                             Name:  Eric Hollingsworth
                                             Title: Vice President



                        Signature Page to Amendment No. 1
                        (Oil States International, Inc.)

                                         THE BANK OF NOVA SCOTIA, as a Canadian
                                         Lender and as Canadian Administrative
                                         Agent,


                                         by
                                             -----------------------------------
                                             Name:
                                             Title:



                        Signature Page to Amendment No. 1
                        (Oil States International, Inc.)

                                         SCOTIABANC INC., as a U.S. Lender



                                         by
                                             -----------------------------------
                                             Name:
                                             Title:



                        Signature Page to Amendment No. 1
                        (Oil States International, Inc.)

                                         HIBERNIA NATIONAL BANK, as a U.S.
                                         Lender


                                         by
                                             -----------------------------------
                                             Name:
                                             Title:



                        Signature Page to Amendment No. 1
                        (Oil States International, Inc.)

                                         ROYAL BANK OF CANADA, as a U.S. Lender


                                         by
                                             -----------------------------------
                                             Name:
                                             Title:



                        Signature Page to Amendment No. 1
                        (Oil States International, Inc.)

                                         ROYAL BANK OF CANADA, as a Canadian
                                         Lender


                                         by
                                             -----------------------------------
                                             Name:
                                             Title:



                        Signature Page to Amendment No. 1
                        (Oil States International, Inc.)

                                         JPMORGAN CHASE BANK, N.A., as a U.S.
                                         Lender and a Canadian Lender

                                         by
                                             -----------------------------------
                                             Name:
                                             Title:



                        Signature Page to Amendment No. 1
                        (Oil States International, Inc.)

                                         CALYON NEW YORK BRANCH, as a U.S.
                                         Lender

                                         by
                                             -----------------------------------
                                             Name:
                                             Title:

                                         by
                                             -----------------------------------
                                             Name:
                                             Title:



                        Signature Page to Amendment No. 1
                        (Oil States International, Inc.)

                                         CREDIT SUISSE FIRST BOSTON, ACTING
                                         THROUGH ITS CAYMAN ISLANDS BRANCH, as
                                         a U.S. Lender

                                         by
                                             -----------------------------------
                                             Name:
                                             Title:


                                         by
                                             -----------------------------------
                                             Name:
                                             Title:



                        Signature Page to Amendment No. 1
                        (Oil States International, Inc.)

                                         CREDIT SUISSE FIRST BOSTON TORONTO
                                         BRANCH, as a Canadian Lender

                                         by
                                             -----------------------------------
                                             Name:
                                             Title:


                                         by
                                             -----------------------------------
                                             Name:
                                             Title:



                        Signature Page to Amendment No. 1
                        (Oil States International, Inc.)

                                         THE TORONTO-DOMINION BANK, as a U.S.
                                         Lender


                                         by
                                             -----------------------------------
                                             Name:
                                             Title:



                        Signature Page to Amendment No. 1
                        (Oil States International, Inc.)

                                         THE TORONTO-DOMINION BANK, as a
                                         Canadian Lender


                                         by
                                             -----------------------------------
                                             Name:
                                             Title:



                        Signature Page to Amendment No. 1
                        (Oil States International, Inc.)

                                         SOUTHWEST BANK OF TEXAS, N.A., as a
                                         U.S. Lender

                                         by
                                             -----------------------------------
                                             Name:
                                             Title:



                        Signature Page to Amendment No. 1
                        (Oil States International, Inc.)

                                         BANK OF SCOTLAND, as a U.S. Lender

                                         by
                                             -----------------------------------
                                             Name:
                                             Title:



                        Signature Page to Amendment No. 1
                        (Oil States International, Inc.)

                                         BARCLAYS BANK PLC, as a U.S. Lender

                                         by
                                             -----------------------------------
                                             Name:
                                             Title:



                        Signature Page to Amendment No. 1
                        (Oil States International, Inc.)

                                  SCHEDULE 2.01

                             LENDERS AND COMMITMENTS


                                   COMMITMENTS

                                                       U.S.                  Canadian                  Total
            Bank                                    Commitment              Commitment              Commitment
-------------------------------                     ----------              ----------              ----------
Wells Fargo Bank, N.A.                             $50,000,000                      $0              $50,000,000
Royal Bank of Canada                               $22,750,000             $10,000,000              $32,750,000
Hibernia National Bank                             $32,750,000                      $0              $32,750,000
JPMorgan Chase Bank, N.A.                          $22,750,000             $10,000,000              $32,750,000
Calyon New York Branch                             $32,750,000                      $0              $32,750,000
The Bank of Nova Scotia                                     $0             $10,000,000              $10,000,000
Scotiabanc Inc.                                    $14,000,000                      $0              $14,000,000
Credit Suisse First Boston                         $19,000,000              $5,000,000              $24,000,000
Southwest Bank of Texas, N.A.                      $24,000,000                      $0              $24,000,000
The Toronto-Dominion Bank                          $14,000,000             $10,000,000              $24,000,000
Bank of Scotland                                   $24,000,000                      $0              $24,000,000
Barclays Bank PLC                                  $24,000,000                      $0              $24,000,000
TOTAL                                             $280,000,000             $45,000,000             $325,000,000

                                                                       EXHIBIT I

                                    [Form of]

                             COMPLIANCE CERTIFICATE

         The undersigned, on behalf of the U.S. Borrower, hereby certifies and warrants that [ ] is a Financial Officer of the U.S. Borrower and that, as such, he or she is authorized to execute this certificate for and on behalf of the U.S. Borrower. Except as otherwise disclosed to the Administrative Agent in writing pursuant to the Credit Agreement, to the best knowledge of the undersigned, at no time during the period from [ ] through [ ] (the "Certificate Period") did a Default or an Event of Default exist.


                              Covenant                                 Maximum/Minimum                Actual
                              --------                                 ---------------                ------
    (a)  In accordance with the covenant set forth in                      Maximum
         Section 6.05(b) of the Credit Agreement, the fair
         market value of all assets sold, transferred, leased            $_________ (1)                $[ ]
         or disposed of pursuant to Section 6.05(b) from and
         including the Closing Date through and including the
         last day of the Certificate Period in the aggregate
         was:

    (b)  In accordance with the covenant set forth in                      Maximum
         Section 6.06(a)(ii) of the Credit Agreement, in the
         most recent fiscal year, the aggregate amount of               U.S.$5,000,000                 $[ ]
         Equity Interests repurchased from, and payments made
         to, employees of the U.S. Borrower or a Canadian
         Subsidiary as permitted by Section 6.06(a)(ii).

    (c)  In accordance with the covenant set forth in                      Maximum
         Section 6.06(a)(iii) of the Credit Agreement, the
         aggregate amount of Restricted Payments made by the             $__________(2)                $[ ]
         U.S. Borrower and PTI Holdco in the most recent fiscal
         year was:

    (d)  In accordance with the covenant set forth in                      Minimum
         Section 6.10 of the Credit Agreement, the Interest
         Coverage Ratio of the U.S. Borrower, for previous four          3.00 to 1.00                  [ ]
         consecutive fiscal quarters (taken as one accounting
         period), was:


----------

         (1) This figure should be equal to 10% of Consolidated Net Worth calculated on the date of incurrence as of the most recent fiscal quarter for which financial statements are available in the aggregate.

         (2) If the Leverage Ratio is greater than 2.5 to 1.0, this figure should not exceed the excess of (x) $20,000,000 over (y) the aggregate amount expended in such fiscal year to prepay, purchase or otherwise retire or acquire for value Subordinated Indebtedness prior to the stated maturity thereof.



                              Exhibit I Page -29-

    (e)  In accordance with the covenant set forth in                      Maximum
         Section 6.11 of the Credit Agreement, the Leverage
         Ratio, as of the last day of the Certificate Period,            3.00 to 1.00                  [ ]
         was:

    (f)  In accordance with the covenant set forth in                      Minimum
         Section 6.12 of the Credit Agreement, the Consolidated
         Net Worth as of the last day of the Certificate Period                                        [ ]
         was:                                                           $____________(3)



         A calculation sheet reflecting the above-computations is attached hereto as Schedule 1.

         IN WITNESS WHEREOF, the undersigned has executed and delivered this
certificate, this ____ day of [       ], [    ].


                                         OIL STATES INTERNATIONAL, INC.,


                                         By:
                                            ------------------------------------
                                            Name:
                                            Title:


----------

         (3) This figure should be equal to the sum of (A) 85% of Consolidated Net Worth as of September 30, 2003, plus (B) 50% of Consolidated Net Income (if positive) for the U.S. Borrower and the Subsidiaries for each fiscal quarter ending after the Closing Date and on or prior to the date as to which the compliance with Section 6.12 of the Credit Agreement is being determined, plus
(c) 75% of the Net Cash Proceeds from any Equity Issuance.



                              Exhibit I Page -30-

                                                                      SCHEDULE 1
                                                                              to
                                                                       EXHIBIT I



                                CALCULATION SHEET



                              Exhibit I Page -31-